All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

January 22, 2004

Preliminary Structural and Collateral Term Sheet
$1,074,500,000 (Approximate) of Senior Certificates GSR Mortgage Loan Trust 2004-2F GS Mortgage Securities Corp., Depositor Mortgage Pass-Through Certificates, Series 2004-2F
Preliminary Collateral Information	Features of the Transaction

	Scheduled Principal Balance	WAC	Net Coupon of Senior Certificates	WA Amortized Remaining Term	WALA	·	Offering consists of fourteen tracks of senior certificates totaling approximately $1,074,500,000 expected to be rated triple-A by two of the three of: S&P, Fitch or Moody’s.
Track 1	$146,258,744	6.13%	5.50%	350	7	·

The overall expected amount of credit support for the senior certificates is 2.00% +/- 0.25% for the 30 year Mortgage Loans and 1.00% +/- 0.25% for the 15 year Mortgage Loans in the form of subordination with a shifting interest structure and a five-year prepayment lockout.

Track 2	$200,957,214	6.75%	6.50%	328	27
Track 3	$216,852,907	6.80%	6.50%	322	30
Track 4	$77,298,689	7.40%	8.00%	290	59	·	Collateral consists primarily of conventional fixed rate 15 and 30 year mortgage loans secured by first liens on one-to-four family residential properties.
Track 5	$36,278,827	6.90%	6.50%	226	119	·	The amount of senior certificates is approximate and may vary by up to 5%.
Track 6	$96,512,021	7.37%	7.00%	232	110
Track 7	$54,393,275	8.14%	8.00%	244	102	Time Table
30-yr Subtotal	$828,551,677	6.88%	N/A	306	46
Track 8	$33,703,783	6.99%	6.50%	115	63		Expected Settlement:	January 30, 2004
Track 9	$14,070,343	6.43%	6.00%	53	120		Cut-off Date:	January 1, 2004
Track 10	$41,525,943	6.74%	6.50%	54	120		First Distribution Date:	February 25, 2004
Track 11	$28,119,413	7.42%	7.00%	64	110		Distribution Date:	25th of each month
Track 12	$57,908,028	4.74%	4.50%	175	4
Track 13	$44,305,228	5.26%	5.00%	176	3	Key Terms
Track 14	$45,907,859	5.81%	5.50%	175	4
15-yr Subtotal	$265,540,598	5.98%	N/A	130	47
Deal Subtotal	$1,094,092,274	6.67%	N/A	263	46

	Aggregate Total	30 Yr Total	15 Yr Total

Issuer: GSR Mortgage Loan Trust 2004-2F

Underwriter: Goldman, Sachs & Co.

Originators: Washington Mutual Bank, Washington Mutual Bank, FA, Washington Mutual Bank fsb, Countrywide Home Loans, Fifth Third Mortgage Company, and GE Mortgage Services, LLC

Servicers: Washington Mutual Bank, FA (WM), Fifth Third Mortgage Company (FT), Countrywide Home Loans Servicing LP (CW), and GE Mortgage Services, LLC (subserviced by Wells Fargo Home Mortgage, Inc.) (GE(WF))

Master Servicer: Chase Manhattan Mortgage Corporation

Securities Administrator: JPMorgan Chase

Trustee: Wachovia Bank, NA

Type of Issuance: Public

Servicer Advancing: Yes, subject to recoverability

Compensating Interest: Yes, to the extent of the servicing fee for such Distribution Date

Legal Investment: The senior certificates are expected to be SMMEA eligible at settlement

Interest Accrual: Prior calendar month for fixed rate bonds and 25th to 24th for floating rate bonds

Clean Up Call: 1% of the Cut-off Date scheduled principal balance of the Mortgage Loans

ERISA Eligible: Underwriter’s exemption may apply to senior certificates, however prospective purchasers should consult their own counsel

Tax Treatment: REMIC; senior certificates are regular interests

Structure: Senior/Subordinate; shifting interest structure with a five-year prepayment lockout to junior certificates

Expected Subordination: 2.00% +/- 0.25% for the 30-yr securities

   1.00% +/- 0.25% for the 15-yr securities

Expected Rating Agencies: 2 of the 3 of: S&P, Fitch or Moody’s

Minimum Denomination: Senior certificates – $25,000

Delivery: Senior certificates – DTC

Total Scheduled Principal Balance:	$1,094,092,274	$828,551,677	$265,540,598
Number of Mortgage Loans:	2,853	1,965	888
Average Current Principal Balance of the Mortgage Loans (000’s):	$386	$422	$299
Weighted Average Mortgage Interest Rate:	6.67%	6.88%	5.98%
Expected Administrative Fees (Including Servicing and Trustee Fees):	0.25%	0.25%	0.25%
Weighted Average Amortized Term To Maturity (Months):	263	306	130
Weighted Average Seasoning (Months):	46	46	47
Weighted Average CLTV:	62%	67%	48%
Owner Occupied:	98%	98%	97%
Single Family:	83%	83%	86%
FICO:	731	727	743
CA Concentration:	41%	46%	27%
Servicers:	GE (WF): 51% WM: 22% CW: 12% FT: 15%	GE (WF): 53% WM: 16% CW: 16% FT: 15%	GE (WF): 43% WM: 40% FT: 17%

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

January 22, 2004

Preliminary Structural and Collateral Term Sheet

Track 1
Preliminary Collateral Information	Aggregate Scheduled Principal Balance

Total Scheduled Principal Balance:	$146,258,744	Range of Scheduled Principal Balance [2]	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-off Date	Percentage of the Total Aggregate Scheduled Principal Balance
Number of Mortgage Loan Components:	655
Average Current Principal Balance of the Related Mortgage Loans (000’s)[2]:	482
Net Coupon of Senior Certificates:	5.50%
Gross Weighted Average Coupon:	6.13%	$350,000 & Below	69	$9,387,711	6.4%
Weighted Average Amortized Remaining Term / Age )Months): Weighted Average Current Loan-To-Value Ratio:	350/7 69%	$350,001 - $450,000	302	52,157,930	35.7
		$450,001 - $550,000	140	33,278,669	22.8
Owner Occupied:	98%	$550,001 - $650,000	87	25,871,554	17.7
Single Family:	91%	$650,001 - $750,000	17	4,975,059	3.4
FICO:	729	$750,001 - $850,000	11	4,092,862	2.8
California Concentration:	43%	$850,001 - $1,000,000	22	9,827,631	6.7
Servicers[1]::	FT: 44%	$1,000,001 & Above	7	6,667,32	4.6
	WM: 34%	TOTAL	655	$146,258,744	100.0%
	CW: 19%
	GE (WF): 3%

Gross Coupon				Seasoning
Gross Coupon	Number of Mortgage Loans Component	Aggregate Scheduled Principal Balance as of the Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance	Seasoning (Months)	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance
5.750-5.999%	75	$38,788,263	26.5%	0-6	402	$88,991,942	60.8%
6.000-6.249	118	39,505,168	27.0	7-12	211	53,575,099	36.6
6.250-6.499	192	41,883,068	28.6	37 to 71	42	3,691,703	2.5
6.500-6.650	270	26,082,245	17.8	TOTAL	655	$146,258,744	100.0%
TOTAL	655	$146,258,744	100.0%

_______________________________________

1

Column totals may not add up to 100% due to rounding.

2

Based upon the scheduled principal balance of the Mortgage Loan related to such Mortgage Loan Component.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

January 22, 2004

Preliminary Structural and Collateral Term Sheet

Track 2
Preliminary Collateral Information		Aggregate Scheduled Principal Balance
Total Scheduled Principal Balance:	$200,957,214	Range of Scheduled Principal Balance [2]	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-off Date	Percentage of the Total Aggregate Scheduled Principal Balance
Number of Mortgage Loan Components:	629
Average Current Principal Balance of the Related Mortgage Loans (000’s)[2]:	448
Net Coupon of Senior Certificates:	6.50%
Gross Weighted Average Coupon:	6.75%
Weighted Average Amortized Remaining Term / Age (Months):	328 / 27
Weighted Average Current Loan-To-Value Ratio:	70%	$350,000 & Below	149	$32,445,757	17.0%
Owner Occupied:	98%	$350,001 - $450,000	270	77,207,775	38.4
Single Family:	78%	$450,001 - $550,000	106	35,336,934	17.6
FICO:	732	$550,001 - $650,000	57	24,737,345	12.3
California Concentration:	Less than 50%	$650,001 - $750,000	17	7,772,913	3.9
Servicers[1]:	GE(WF): 39%	$750,001 - $850,000	10	4,642,384	2.3
	CW: 31%	$850,001 - $1,000,000	14	9,654,451	4.8
	FT:22%	$1,000,001 & Above	6	7,379,655	3.7
	WM:7%	TOTAL	629	$200,957,214	100.0%

Gross Coupon				Seasoning
Gross Coupon	Number of Mortgage Loans Component	Aggregate Scheduled Principal Balance as of The Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance	Seasoning (Months)	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance
6.000-6.249%	46	$8,168,305	4.1%	0-6	184	$80,108,091	39.9%
6.250-6.499	116	28,551,859	14.2	7-12	168	40,846,488	20.3
6.500-6.749	123	46,657,796	23.2	13-36	4	1,609,367	0.8
6.750-6.999	152	67,213,868	33.4	49-60	122	35,312,819	17.6
7.000-7.249	86	28,920,788	14.4	61-72	146	42,238,140	21.0
7.250-7.499	53	13,076,742	6.5	73 to 74	5	842,309	0.4
7.500-8.125	53	8,367,857	4.2	TOTAL	629	$200,957,214	100.0%
TOTAL	629	$200,957,214	100.0%

_______________________________________

1

Column totals may not add up to 100% due to rounding.

2

Based upon the scheduled principal balance of the Mortgage Loan related to such Mortgage Loan Component.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

January 22, 2004

Preliminary Structural and Collateral Term Sheet

Track 3
Preliminary Collateral Information		Aggregate Scheduled Principal Balance

Total Scheduled Principal Balance:	$216,852,907	Range of Scheduled Principal Balance [2]	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-off Date	Percentage of the Total Aggregate Scheduled Principal Balance
Number of Mortgage Loan Components:	729
Average Current Principal Balance of the Related Mortgage Loans (000’s) [2]:	$439
Net Coupon of Senior Certificates:	6.50%
Gross Weighted Average Coupon:	6.80%	$350,000 & Below	153	$34,214,239	15.8%
Weighted Average Amortized Remaining Term / Age (Months):	322 / 30	$350,001 - $450,000	347	92,424,553	42.6
Weighted Average Current Loan-To-Value Ratio:	69%	$450,001 - $550,000	128	42,060,438	19.4
Owner Occupied:	97%	$550,001 - $650,000	62	24,162,844	11.1
Single Family:	82%	$650,001 - $750,000	10	4,969,064	2.3
FICO:	725	$750,001 - $850,000	8	4,619,739	2.1
California Concentration:	49%	$850,001 - $1,000,000	14	9,318,183	4.3
Servicers[1]:	GE (WF): 46%	$1,000,001 & Above	7	5,083,846	2.3
	W M: 30%	TOTAL	729	$216,852,907	100.0%
	CW: 18%
	FT: 6%

Gross Coupon				Seasoning
Gross Coupon	Number of Mortgage Loans Component	Aggregate Scheduled Principal Balance as of The Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance	Seasoning (Months)	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of The Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance
5.800-6.249%	77	$12,160,696	5.6%	0-6	317	$109,043,076	50.3%
6.250-6.499	76	20,812,077	9.6	7-12	44	7,216,815	3.3
6.500-6.749	147	53,132,551	24.5	48-60	138	39,931,069	18.4
6.750-6.999	136	57,726,531	26.6	61-72	223	58,995,964	27.2
7.000-7.249	92	28,539,980	13.2	73 to 74	7	1,665,983	0.8
7.250-7.499	115	28,478,064	13.1	TOTAL	729	$216,852,907	100.0%
7.500-7.625	86	16,003,009	7.4
TOTAL	729	$216,852,907	100.0%

_______________________________________

1

Column totals may not add up to 100% due to rounding.

2

Based upon the scheduled principal balance of the Mortgage Loan related to such Mortgage Loan Component.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

January 22, 2004

Preliminary Structural and Collateral Term Sheet

Track 4
Preliminary Collateral Information		Aggregate Scheduled Principal Balance
Total Scheduled Principal Balance:	$77,298,689	Range of Scheduled Principal Balance [2]	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-off Date	Percentage of the Total Aggregate Scheduled Principal Balance
Number of Mortgage Loan Components:	618
Average Current Principal Balance of the Related Mortgage Loans (000’s) [2]:	$407
Net Coupon of Senior Certificates:	8.00%
Gross Weighted Average Coupon:	7.40%	$350,000 & Below	209	$20,097,856	26.0%
Weighted Average Amortized Remaining Term / Age (Months):	290 / 59	$350,001 - $450,000	267	32,665,638	42.3
Weighted Average Current Loan-To-Value Ratio:	68%	$450,001 - $550,000	87	12,439,535	16.1
Owner Occupied:	98%	$550,001 - $650,000	33	5,882,701	7.6
Single Family:	77%	$650,001 - $750,000	6	1,123,913	1.5
FICO:	721	$750,001 - $850,000	5	911,740	1.2
California Concentration:	42%	$850,001 - $1,000,000	7	1,698,458	2.2
Servicers[1]:	GE (WF): 95%	$1,000,001 & Above	4	2,478,848	3.2
	W M: 3%	TOTAL	618	$77,298,689	100.0
	CW: 2%
	FT: Less than 1%

Gross Coupon				Seasoning
Gross Coupon	Number of Mortgage Loans Component	Aggregate Scheduled Principal Balance as of The Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance	Seasoning (Months)	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance
6.875-6.999%	129	$4,601,337	6.0%	0-6	58	$3,698,137	4.8%
7.000-7.249	178	14,397,382	18.6	13-36	4	358,749	0.5
7.250-7.499	168	24,206,737	31.3	49-60	222	28,763,509	37.2
7.500-7.749	117	24,861,329	32.2	61-72	322	42,088,659	54.4
7.750-7.999	19	5,257,998	6.8	73 to 74	12	2,389,635	3.1
8.000-8.750	7	3,973,905	5.1	TOTAL	618	$77,298,689	100.00%
TOTAL	618	$77,298,689	100.00%

_______________________________________

1

Column totals may not add up to 100% due to rounding.

2

Based upon the scheduled principal balance of the Mortgage Loan related to such Mortgage Loan Component.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

January 22, 2004

Preliminary Structural and Collateral Term Sheet

Track 5
Preliminary Collateral Information		Aggregate Scheduled Principal Balance
Total Scheduled Principal Balance:	$36,278,827	Range of Scheduled Principal Balance [2]	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-off Date	Percentage of the Total Aggregate Scheduled Principal Balance
Number of Mortgage Loan Components:	186
Average Current Principal Balance of the Related Mortgage Loans (000’s) [2]:	$339
Net Coupon of Senior Certificates:	6.50%
Gross Weighted Average Coupon:	6.90%	$350,000 & Below	105	$16,132,677	44.5%
Weighted Average Amortized Remaining Term / Age (Months):	226 / 119	$350,001 - $450,000	59	13,184,368	36.3
Weighted Average Current Loan-To-Value Ratio:	58%	$450,001 - $550,000	18	5,209,361	14.4
Owner Occupied:	98%	$550,001 - $650,000	3	562,576	1.6
Single Family:	83%	$650,001 - $750,000	1	340,221	0.9
FICO:	730	$750,001 - $850,000	1	849,623	2.3
California Concentration:	34%	TOTAL	168	$36,278,827	100.0%
Servicers[1]:	GE (WF): 100%

Gross Coupon				Seasoning
Gross Coupon	Number of Mortgage Loans Component	Aggregate Scheduled Principal Balance as of The Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance	Seasoning (Months)	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance
6.625-6.749%	4	$1,473,441	4.1%	71-72	6	$742,538	2.0%
6.750-6.999	66	19,300,960	53.2	94-99	7	1,083,352	3.0
7.000-7.125	116	15,504,426	42.7	114-120	64	12,024,854	33.1
TOTAL	186	$36,178,827	100.00%	121 to 124	109	2,428,082	61.8
				TOTAL	186	$36,278,827	100.00%

_______________________________________

1

Column totals may not add up to 100% due to rounding.

2

Based upon the scheduled principal balance of the Mortgage Loan related to such Mortgage Loan Component.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

January 22, 2004

Preliminary Structural and Collateral Term Sheet

Track 6
Preliminary Collateral Information		Aggregate Scheduled Principal Balance
Total Scheduled Principal Balance:	$96,512,021	Range of Scheduled Principal Balance [2]	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-off Date	Percentage of the Total Aggregate Scheduled Principal Balance
Number of Mortgage Loan Components:	454
Average Current Principal Balance of the Related Mortgage Loans (000’s) [2]:	$347
Net Coupon of Senior Certificates:	7.00%
Gross Weighted Average Coupon:	7.37%	$ 350,000 & Below	246	$43,053,326	44.6%
Weighted Average Amortized Remaining Term / Age (Months):	232 / 110	$350,001 - $450,000	149	33,848,594	35.1
Weighted Average Current Loan-To-Value Ratio:	60%	$450,001 - $550,000	42	13,148,572	13.6
Owner Occupied:	99%	$550,001 - $650,000	13	4,765,383	4.9
Single Family:	84%	$650,001 - $750,000	3	1,241,824	1.3
FICO:	729	$850,001 - $1,000,000	1	454,323	0.5
California Concentration:	45%	TOTAL	454	$96,512,021	100.0%
Servicers[1]:	GE (WF): 100%

Gross Coupon				Seasoning
Gross Coupon	Number of Mortgage Loans Component	Aggregate Scheduled Principal Balance as of The Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance	Seasoning (Months)	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance
6.875-6.999%	45	$ 3,674,390	3.8%	71-84	86	$17,628,128	18.3%
7.000-7.249	116	23,189,208	24.0	85-96	35	7,003,528	7.3
7.250-7.499	100	31,180,707	32.3	97-108	9	1,564,583	1.6
7.500-7.749	98	25,120,081	26.0	109-121	160	35,071,637	36.3
7.750-7.999	64	11,109,084	11.5	121-132	162	35,154,334	36.4
8.000-8.125	31	2,238,550	2.3	133 to 136	2	89,811	0.1
TOTAL	454	$96,512,021	100.00%	TOTAL	454	$96,512,021	100.00%

_______________________________________

1

Column totals may not add up to 100% due to rounding.

2

Based upon the scheduled principal balance of the Mortgage Loan related to such Mortgage Loan Component.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

January 22, 2004

Preliminary Structural and Collateral Term Sheet

Track 7
Preliminary Collateral Information		Aggregate Scheduled Principal Balance
Total Scheduled Principal Balance:	$54,393,275	Range of Scheduled Principal Balance [2]	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-off Date	Percentage of the Total Aggregate Scheduled Principal Balance
Number of Mortgage Loan Components:	296
Average Current Principal Balance of the Related Mortgage Loans (000’s) [2]:	$360
Net Coupon of Senior Certificates:	8.00%
Gross Weighted Average Coupon:	8.14%	$350,000 & Below	145	$20,778,571	38.2%
Weighted Average Amortized Remaining Term / Age (Months):	244 / 102	$350,001 - $450,000	111	22,313,661	41.0
Weighted Average Current Loan-To-Value Ratio:	63%	$450,001 - $550,000	26	6,209,000	11.4
Owner Occupied:	96%	$550,001 - $650,000	11	3,315,240	6.1
Single Family:	83%	$650,001 - $750,000	1	410,009	0.8
FICO:	710	$850,001 - $1,000,000	2	1,366,614	2.5
California Concentration:	36%	TOTAL	296	$54,393,275	100.0%
Servicers[1]:	GE (WF): 100%

Gross Coupon				Seasoning
Gross Coupon	Number of Mortgage Loans Component	Aggregate Scheduled Principal Balance as of The Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance	Seasoning (Months)	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance
7.350-7.499%	49	$1,969,918	3.6%	71-84	85	$18,393,572	33.8%
7.500-7.749	98	10,726,387	19.7	85-96	37	8,762,369	16.1
7.750-7.999	64	13,860,810	25.5	97-108	20	5,656,110	10.4
8.000-8.249	31	8,008,710	14.7	109-121	86	10,263,611	18.9
8.250-8.499	17	5,844,432	10.7	121-132	48	5,113,165	9.4
8.500-8.749	16	6,576,788	12.1	133 to 175	20	6,204,448	11.4
8.750-8.999	9	2,945,070	5.4	TOTAL	296	$54,393,275	100.00%
9.000-11.620	12	4,461,160	8.2
TOTAL	296	$54,393,275	100.00%

_______________________________________

1

Column totals may not add up to 100% due to rounding.

2

Based upon the scheduled principal balance of the Mortgage Loan related to such Mortgage Loan Component.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

January 22, 2004

Preliminary Structural and Collateral Term Sheet

Track 8
Preliminary Collateral Information	Aggregate Scheduled Principal Balance

Total Scheduled Principal Balance:	$33,703,783	Range of Scheduled Principal Balance [2]	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-off Date	Percentage of the Total Aggregate Scheduled Principal Balance
Number of Mortgage Loan Components:	110
Average Current Principal Balance of the Related Mortgage Loans (000’s) [2]:	$306
Net Coupon of Senior Certificates:	6.50%
Gross Weighted Average Coupon:	6.99%	$350,000 & Below	79	$20,287,640	60.2%
Weighted Average Amortized Remaining Term / Age (Months):	115 / 63	$350,001 - $450,000	19	7,340,774	21.8
Weighted Average Current Loan-To-Value Ratio:	50%	$450,001 - $550,000	10	4,791,592	14.2
Owner Occupied:	95%	$550,001 - $650,000	1	559,179	1.7
Single Family:	85%	$650,001 - $750,000	1	724,597	2.1
FICO:	742	TOTAL	110	$33,703,783	100.0%
California Concentration:	32%
Servicers[1]:	GE (WF): 92%
	FT: 8%

Gross Coupon				Seasoning
Gross Coupon	Number of Mortgage Loans Component	Aggregate Scheduled Principal Balance as of The Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance	Seasoning (Months)	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance
6.000-6.499%	8	$2,353,047	7.0%	41-48	6	$2,179,772	33.8%
6.500-6.749	8	2,622,328	7.8	49-60	31	9,828,365	16.1
6.750-6.999	46	15,026,076	44.6	61-72	69	20,552,126	10.4
7.000-7.249	22	5,978,959	17.7	73 to 133	4	1,143,521	18.9
7.500-7.749	16	4,646,643	13.8	TOTAL	110	$33,703,783	100.00%
7.750-7.999	7	1,936,659	5.7
8.000-8.625	3	1,140,072	3.4
TOTAL	110	$33,703,783	100.00%

_______________________________________

1

Column totals may not add up to 100% due to rounding.

2

Based upon the scheduled principal balance of the Mortgage Loan related to such Mortgage Loan Component.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

January 22, 2004

Preliminary Structural and Collateral Term Sheet

Track 9
Preliminary Collateral Information		Aggregate Scheduled Principal Balance
Total Scheduled Principal Balance:	$14,070,343	Range of Scheduled Principal Balance [2]	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-off Date	Percentage of the Total Aggregate Scheduled Principal Balance
Number of Mortgage Loan Components:	164
Average Current Principal Balance of the Related Mortgage Loans (000’s) [2]:	$164
Net Coupon of Senior Certificates:	6.00%
Gross Weighted Average Coupon:	6.43%	$350,000 & Below	163	$13,851,754	98.4%
Weighted Average Amortized Remaining Term / Age (Months):	53 / 120	$350,001 - $450,000	1	218,589	1.6
Weighted Average Current Loan-To-Value Ratio:	26%	TOTAL	164	$14,070,343	100.0%
Owner Occupied:	100%
Single Family:	82%
FICO:	753
California Concentration:	24%
Servicers[1]:	GE (WF): 99%
	FT: 1%

Gross Coupon				Seasoning
Gross Coupon	Number of Mortgage Loans Component	Aggregate Scheduled Principal Balance as of The Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance	Seasoning (Months)	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance
6.125-6.249%	1	$ 138,001	1.0%	85-96	3	$ 219,591	1.6%
6.250-6.499	47	6,460,574	45.9	109-120	56	4,696,935	33.4
6.500-6.625	116	7,471,768	53.1	121 to 126	105	9,153,818	65.1
TOTAL	164	$14,070,343	100.0%	TOTAL	164	$14,070,343	100.00%

_______________________________________

1

Column totals may not add up to 100% due to rounding.

2

Based upon the scheduled principal balance of the Mortgage Loan related to such Mortgage Loan Component.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

January 22, 2004

Preliminary Structural and Collateral Term Sheet

Track 10
Preliminary Collateral Information		Aggregate Scheduled Principal Balance
Total Scheduled Principal Balance:	$41,525,943	Range of Scheduled Principal Balance [2]	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-off Date	Percentage of the Total Aggregate Scheduled Principal Balance
Number of Mortgage Loan Components:	367
Average Current Principal Balance of the Related Mortgage Loans (000’s) [2]:	$165
Net Coupon of Senior Certificates:	6.50%
Gross Weighted Average Coupon:	6.74%	$350,000 & Below	365	$41,076,648	98.9%
Weighted Average Amortized Remaining Term / Age (Months):	54 / 120	$350,001 - $450,000	1	218,589	0.5
Weighted Average Current Loan-To-Value Ratio:	27%	$450,001 - $550,000	1	230,706	0.6
Owner Occupied:	99%	TOTAL	367	$41,525,943	100.0%
Single Family:	84%
FICO:	755
California Concentration:	28%
Servicers[1]:	GE (WF): Greater than 99%
	FT: Less than 1%

Gross Coupon				Seasoning
Gross Coupon	Number of Mortgage Loans Component	Aggregate Scheduled Principal Balance as of The Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance	Seasoning (Months)	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance
6.375-6.499%	26	$1,054,114	2.5%	72-84	3	$380,718	0.9%
6.500-6.749	116	11,846,134	28.5	85-96	6	484,959	1.2
6.750-6.999	169	24,868,052	59.9	109-120	136	15,768,512	38.0
7.000-7.125	56	3,757,644	9.0	121-132	221	24,870,879	59.9
TOTAL	367	$41,525,943	100.0%	133 to 135	1	20,876	0.1
				TOTAL	367	$41,525,943	100.00%

_______________________________________

1

Column totals may not add up to 100% due to rounding.

2

Based upon the scheduled principal balance of the Mortgage Loan related to such Mortgage Loan Component.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

January 22, 2004

Preliminary Structural and Collateral Term Sheet

Track 11
Preliminary Collateral Information		Aggregate Scheduled Principal Balance
Total Scheduled Principal Balance:	$28,119,413	Range of Scheduled Principal Balance [2]	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-off Date	Percentage of the Total Aggregate Scheduled Principal Balance
Number of Mortgage Loan Components:	230
Average Current Principal Balance of the Related Mortgage Loans (000’s) [2]:	$178
Net Coupon of Senior Certificates:	7.00%
Gross Weighted Average Coupon:	7.42%	$350,000 & Below	221	$24,602,892	87.5%
Weighted Average Amortized Remaining Term / Age (Months):	64 / 110	$350,001 - $450,000	7	2,656,352	9.4
Weighted Average Current Loan-To-Value Ratio:	33%	$450,001 - $550,000	1	230,706	0.8
		$550,001 - $650,000	1	629,463	2.2
Owner Occupied:	99%	TOTAL	230	$28,119,413	100.0%
Single Family:	80%
FICO:	747
California Concentration:	37%
Servicers[1]:	GE (WF): 100%

Gross Coupon				Seasoning
Gross Coupon	Number of Mortgage Loans Component	Aggregate Scheduled Principal Balance as of The Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance	Seasoning (Months)	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance
6.875-6.999%	74	$3,049,595	10.8%	72-84	13	$3,696,577	13.1%
7.000-7.249	56	5,391,196	19.2	85-96	17	4,162,461	14.8
7.250-7.499	36	6,838,538	24.3	97-108	6	1,614,768	5.7
7.500-7.749	35	7,431,396	26.4	109-120	78	7,065,369	25.1
7.750-7.999	15	2,615,679	9.3	121-132	102	9,695,147	34.5
8.000-8.249	6	1,333,605	4.7	133- 144	12	1,672,406	5.9
8.250-9.875	8	1,459,406	5.2	145 to 168	2	212,686	0.8
TOTAL	230	$28,119,413	100.0%	TOTAL	367	$41,525,943	100.00%

_______________________________________

1

Column totals may not add up to 100% due to rounding.

2

Based upon the scheduled principal balance of the Mortgage Loan related to such Mortgage Loan Component.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

January 22, 2004

Preliminary Structural and Collateral Term Sheet

Track 12
Preliminary Collateral Information		Aggregate Scheduled Principal Balance
Total Scheduled Principal Balance:	$57,908,028	Range of Scheduled Principal Balance [2]	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-off Date	Percentage of the Total Aggregate Scheduled Principal Balance
Number of Mortgage Loan Components:	128
Average Current Principal Balance of the Related Mortgage Loans (000’s) [2]:	$537
Net Coupon of Senior Certificates:	4.50%
Gross Weighted Average Coupon:	4.74%	$350,000 & Below	10	$2,509,582	4.3%
Weighted Average Amortized Remaining Term / Age (Months):	175 / 4	$350,001 -$450,000	35	11,305,932	19.5
Weighted Average Current Loan-To-Value Ratio:	57%	$450,001 - $550,000	39	15,958,251	27.6
		$550,001 - $650,000	22	12,020,630	20.8
Owner Occupied:	100%	$650,001 -$750,000	7	4,172,957	7.2
Single Family:	88%	$750,001 -$850,000	4	2,957,858	5.1
FICO:	740	$850,001 -$1,000,000	8	5,715,124	9.9
California Concentration:	9%	$1,000,001 & Above	3	3,267,693	5.6
Servicers[1]:	FT: 54%	TOTAL	128	$57,908,028	100.0%
	WM: 46%

Gross Coupon				Seasoning
Gross Coupon	Number of Mortgage Loans Component	Aggregate Scheduled Principal Balance as of The Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance	Seasoning (Months)	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance
4.250-4.499%	6	$ 2,592,019	4.5%	0-6	126	$57,644,570	99.5%
4.500-4.749	24	11,623,608	20.1	7-10	2	263,458	0.5
4.750-4.999	76	39,283,516	67.8	TOTAL	128	$57,908,028	100.0%
5.000-5.125	22	4,408,884	7.6
TOTAL	128	$57,908,028	100.0%

_______________________________________

1

Column totals may not add up to 100% due to rounding.

2

Based upon the scheduled principal balance of the Mortgage Loan related to such Mortgage Loan Component.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

January 22, 2004

Preliminary Structural and Collateral Term Sheet

Track 13
Preliminary Collateral Information		Aggregate Scheduled Principal Balance
Total Scheduled Principal Balance:	$44,305,288	Range of Scheduled Principal Balance [2]	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-off Date	Percentage of the Total Aggregate Scheduled Principal Balance
Number of Mortgage Loan Components:	133
Average Current Principal Balance of the Related Mortgage Loans (000’s) [2]:	$529
Net Coupon of Senior Certificates:	5.00%
Gross Weighted Average Coupon:	5.26%	$350,000 & Below	10	$1,892,693	4.3%
Weighted Average Amortized Remaining Term / Age (Months):	176 / 3	$350,001 -$450,000	44	11,368,927	25.7
Weighted Average Current Loan-To-Value Ratio:	59%	$450,001 - $550,000	37	10,473,306	23.6
Owner Occupied:	94%	$550,001 - $650,000	24	9,909,411	22.4
Single Family:	87%	$650,001 -$750,000	4	2,345,968	5.3
FICO:	740	$750,001 -$850,000	3	1,171,908	2.6
California Concentration:	28%	$850,001 -$1,000,000	9	4,832,385	10.9
Servicers[1]:	WM: 90%	$1,000,001 & Above	2	2,310,630	5.2
	FT: 10%	TOTAL	133	$44,305,228	100.0%

Gross Coupon				Seasoning
Gross Coupon	Number of Mortgage Loans Component	Aggregate Scheduled Principal Balance as of The Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance	Seasoning (Months)	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance
4.875-4.999%	25	$ 3,201,715	7.2%	0-6	121	$41,479,969	93.6%
5.000-5.249	22	7,615,527	17.2	7-12	9	2,489,784	5.6
5.250-5.499	56	26,497,073	59.8	13	3	335,475	0.8
5.500-5.625	30	6,990,913	15.8	TOTAL	133	$44,305,228	100.00%
TOTAL	133	$44,305,228	100.0%

_______________________________________

1

Column totals may not add up to 100% due to rounding.

2

Based upon the scheduled principal balance of the Mortgage Loan related to such Mortgage Loan Component.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

January 22, 2004

Preliminary Structural and Collateral Term Sheet

Track 14
Preliminary Collateral Information		Aggregate Scheduled Principal Balance
Total Scheduled Principal Balance:	$45,907,859	Range of Scheduled Principal Balance [2]	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-off Date	Percentage of the Total Aggregate Scheduled Principal Balance
Number of Mortgage Loan Components:	127
Average Current Principal Balance of the Related Mortgage Loans (000’s) [2]:	$476
Net Coupon of Senior Certificates:	5.50%
Gross Weighted Average Coupon:	5.81%	$350,000 & Below	16	$3,751,521	8.2%
Weighted Average Amortized Remaining Term / Age (Months):	175 / 4	$350,001 -$450,000	55	16,798,754	36.6
Weighted Average Current Loan-To-Value Ratio:	60%	$450,001 - $550,000	33	12,573,410	27.4
		$550,001 - $650,000	12	5,542,647	12.1
Owner Occupied:	94%	$650,001 -$750,000	1	707,691	1.5
Single Family:	88%	$750,001 -$850,000	4	3,068,175	6.7
FICO:	736	$850,001 -$1,000,000	4	1,970,319	4.3
California Concentration:	41%	$1,000,001 & Above	2	1,495,342	3.3
Servicers[1]:	WM: 88%	TOTAL	127	$45,907,859	100.00%
	FT: 12%

Gross Coupon				Seasoning
Gross Coupon	Number of Mortgage Loans Component	Aggregate Scheduled Principal Balance as of The Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance	Seasoning (Months)	Number of Mortgage Loans Components	Aggregate Scheduled Principal Balance as of the Cut-Off Date	Percentage of the Total Aggregate Scheduled Principal Balance
5.375-5.499%	22	$2,505,663	5.5%	0-6	106	$39,889,913	86.9%
5.500-5.749	30	9,521,218	20.7	7-12	6	1,402,718	3.1
5.750-5.999	54	25,092,798	54.7	13-24	12	3,959,821	8.6
6.000-6.249	7	2,982,643	6.5	25 to 30	3	655,407	1.4
6.250-6.499	9	4,078,774	8.9	TOTAL	127	$45,907,859	100.00%
6.500-7.250	5	1,726,763	3.8
TOTAL	127	$45,907,859	100.0%

_______________________________________

1

Column totals may not add up to 100% due to rounding.

2

Based upon the scheduled principal balance of the Mortgage Loan related to such Mortgage Loan Component.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.